UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2018

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

156 Valleyview Road, Kelowna, BC Canada	V1X 3M4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code(250) 765-6424

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[   ]

Item 1.01        Entry into a Material Definitive Agreement

On May 28, 2018, Lexaria Bioscience Corp. ("Lexaria" or the "Company") announced that is has entered into a three-year consulting contract with Nuka Enterprises, LLC ("Nuka") for the cost of a one-time payment of US$500 (the "Consulting Agreement"). The services to be provided by Nuka include customer relations and introductions, participation at industry events and the communication of Lexaria's technology to other prospective customers.

Item 3.02        Unregistered Sales of Equity Securities

Lexaria has received US$63,000 from the exercise of warrants previously granted. The Company has received for exercise a total of 450,000 warrants with an exercise price of US$0.14, previously granted. The warrant exercises are by third parties who are neither an officer nor a director of the Company. No commissions or placement fees have been paid related to the funds received from these warrants exercised. Proceeds will be used for general corporate purposes.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Company granted 250,000 warrants expiring three years after issuance with an equity exercise price of US$1.55 to Nuka pursuant to the Consulting Agreement.

Company announced that pursuant to existing stock option plans, it has granted stock options to directors, officers, employees and consultants that enable the option holders to purchase up to 1,725,000 common shares of the Company at a price of US$1.53 for a period of five years, vesting immediately.

Item 7.01        Regulation FD Disclosure

A copy of the news releases announcing that Lexaria has received US$63,000 from the exercise of warrants previously granted and that Lexaria has entered into the Consulting Agreement is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

A copy of the news releases announcing that Lexaria intends to create two wholly-owned subsidiaries is filed as exhibit 99.2 to this current report and is hereby incorporated by reference.

Item 9.01        Financial Statements and Exhibits

10.1	Consulting Agreement with Nuka Enterprises, LLC

99.1	Press Release dated May 28, 2018

99.2	Press Release dated May 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: June 1, 2018